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Exhibit 21

LIST OF SUBSIDIARIES OF COMMUNITY HEALTH SYSTEMS, INC.
AS OF March 20, 2002

        EACH SUBSIDIARY IS WHOLLY OWNED BY COMMUNITY HEALTH SYSTEMS, INC. (THE "COMPANY") UNLESS OTHERWISE INDICATED.

Community Health Systems, Inc. (DE)
CHS/Community Health Systems, Inc. (DE)
CHS Professional Services Corporation (DE)
Community Health Investment Corporation (DE)
Marion Hospital Corporation (IL)
d/b/a: Marion Memorial Hospital
CHS Holdings Corp. (NY)
Professional Account Services Inc. (TN)
d/b/a: Community Account Services, Inc. (only in the states of TX, AR, NM & CA)
Physician Practice Support, Inc. (TN)
Community Health Management Services, Inc. (DE)
Hartselle Physicians, Inc. (AL)
d/b/a: Family Health of Hartselle
Troy Hospital Corporation (AL)
d/b/a: Edge Regional Medical Center
Edge Medical Clinic, Inc. (AL)
Greenville Hospital Corporation (AL)
d/b/a: L.V. Stabler Memorial Hospital
Central Alabama Physician Services, Inc. (AL)
Community Health Network, Inc. (AL)
Eufaula Clinic Corp. (AL)
Eufaula Hospital Corporation (AL)
d/b/a: Lakeview Community Hospital; Lakeview Community Hospital Home Health Agency
Foley Clinic Corp. (AL)
Foley Hospital Corporation (AL)
d/b/a: South Baldwin Regional Medical Center; South Baldwin
Regional Medical Center Home Health Agency
Greenville Clinic Corp. (AL)
Bullhead City Clinic Corp (AZ)
Bullhead City Hospital Corporation (AZ)
d/b/a: Western Arizona Regional Medical Center; Western Arizona Regional Medical Center Home Health Agency; Western Arizona Regional Medical Center Hospice
Silver Creek MRI, LLC (AZ)(1)
Members: Bullhead City Hospital
Corporation (51%); Colorado River Radiology, P.C. (49%)
Payson Hospital Corporation (AZ)
d/b/a: Payson Regional Medical Center; Payson Regional Home Health Agency
Payson Healthcare Management, Inc. (AZ)
d/b/a: Payson Healthcare
Phillips Hospital Corporation (AR) d/b/a Helena Regional Medical Center, Helena Regional Medical Center

Home Health Agency and Marvell Health Clinic
Randolph County Clinic Corp. (AR)
Harris Medical Clinics, Inc. (AR)
d/b/a: Harris Internal Medicine Clinic
Hospital of Barstow, Inc. (DE)
d/b/a: Barstow Community Hospital
Barstow Healthcare Management, Inc. (CA)
Watsonville Hospital Corporation (DE)
d/b/a: Watsonville Community Hospital; Prime Health at Home; The Monterey Bay Wound Treatment Center
Fallbrook Hospital Corporation (DE)
d/b/a: Fallbrook Hospital; Fallbrook Home Care Agency; Fallbrook Hospital Skilled Nursing Facility; Fallbrook Hospice
Victorville Hospital Corporation (DE)
North Okaloosa Medical Corp. (FL)(2)
HealthSouth/North Okaloosa Surgery, GP(3)
Crestview Hospital Corporation (FL)
d/b/a: North Okaloosa Medical Center; North Okaloosa Medical Center Home Health; Gateway Medical Clinic
North Okaloosa Surgery Venture Corp. (FL)
Gateway Medical Services, Inc. (FL)
North Okaloosa Clinic Corp. (FL)
d/b/a: Bluewater-Gateway Family Practice; Pinellas Physician Corporation
Fannin Regional Hospital, Inc. (GA)
d/b/a: Fannin Regional Hospital; Fannin Regional M.O.B
Fannin Regional Orthopaedic Center, Inc. (GA)
Hidden Valley Medical Center, Inc. (GA)
d/b/a: Ocoee Medical Clinic; Hidden Valley Medical Clinic—Blue Ridge; Hidden Valley Medical Clinic—Ellijay
Granite City Hospital Corporation (IL)
Granite City Illinois Hospital Company, LLC
Granite City Clinic Corp. (IL)
Anna Hospital Corporation (IL)
Red Bud Hospital Corporation (IL)
Red Bud Illinois Hospital Company, LLC (IL) d/b/a Red Bud Regional Hospital, Red Bud Nursing Home; Red Bud Regional Hospital Home Care Services
Red Bud Clinic Corp. (IL) d/b/a Khan Surgery
Memorial Management, Inc. (IL)
d/b/a: Heartland Community Health Center
Hospital of Fulton, Inc. (KY)
d/b/a: Parkway Regional Hospital, Clinton-Hickman County Medical Center; Hillview Medical Clinic; Parkway Regional Home Health Agency
Parkway Regional Medical Clinic, Inc. (KY)
d/b/a: Hickman-Fulton County Medical Clinic; Women's Wellness Center; Doctors Clinic of Family Medicine
Hospital of Louisa, Inc. (KY)
d/b/a: Three Rivers Medical Center
Three Rivers Medical Clinics, Inc. (KY)

d/b/a: Three Rivers Medical Clinic; Three Rivers Family Care
Jackson Hospital Corporation (KY)
d/b/a: Middle Kentucky River Medical Center
Jackson Physician Corp. (KY)
d/b/a: Wolfe County Clinic; Beatyville Medical Clinic; Booneville Medical Clinic; Community Medical Clinic; Jackson Pediatrics Clinic; Jackson Women's Care Clinic
Community GP Corp. (DE)
CRMC-GP Corp. (DE)
Community LP Corp. (DE)
River West, L.P. (DE)++
d/b/a: River West Medical Center; River West Home Care
Chesterfield/Marlboro, L.P. (DE)++
d/b/a: Marlboro Park Hospital; Chesterfield General Hospital
Cleveland Regional Medical Center, L.P. (DE)++
d/b/a: Cleveland Regional Medical Center
Timberland Medical Group (TX CNHO)
Timberland Health Alliance, Inc. (TX PHO)
Northeast Medical Center, L.P. (DE)++
d/b/a: Northeast Medical Center; Northeast Medical Center Home Health
River West Clinic Corp. (LA)
Olive Branch Hospital, Inc. (MS)
Olive Branch Clinic Corp. (MS)
Community Health Care Partners, Inc. (MS)
Washington Clinic Corp. (MS)
d/b/a: Occupational Health Services
Washington Hospital Corporation (MS)
d/b/a: The King's Daughters Hospital; The King's Daughters Hospital Skilled Nursing Facility; Leland Rural Health Clinic; Greenville Rural Health Clinic
Kirksville Hospital Corporation (MO)
Kirksville Missouri Hospital Company, LLC (MO) d/b/a Northeast Regional Medical Center
Moberly Hospital, Inc. (MO)
d/b/a: Moberly Regional Medical Center and Downtown Athletic Club
Moberly Medical Clinics, Inc. (MO)
d/b/a: Tri-County Medical Clinic; Shelbina Medical Clinic;
Regional Medical Clinic; MRMC Clinic
Moberly Physicians Corp. (MO)
Salem Hospital Corporation (NJ)
Deming Hospital Corporation (NM)
d/b/a: Mimbres Memorial Hospital and Nursing Home; Deming Rural Health Clinic; Mimbres Home Health Hospice
Deming Clinic Corporation (NM)
Roswell Hospital Corporation (NM)
d/b/a: Eastern New Mexico Medical Center; Eastern New Mexico Transitional Care Unit; Sunrise Mental Health Services; Eastern New Mexico Family Practice Residency Program; Eastern New Mexico Family Practice Residency Center; Valley Health Clinic of Eastern New Mexico Medical Center
San Miguel Hospital Corporation (NM)
d/b/a: Northeastern Regional Hospital
Hospital of Rocky Mount, Inc. (NC)
Rocky Mount Physician Corp. (NC)

Williamston Clinic Corp. (NC)
Williamston Hospital Corporation (NC)
d/b/a: Martin General Hospital; Northeastern Primary Care Group; University Family Medicine Center; Roanoke Women's Healthcare; Martin General Health System
Plymouth Hospital Corporation (NC)
HEH Corporation (OH)
Enid Health Systems, Inc. (DE)
Enid Regional Treatment Services, Inc. (DE)
CHS Berwick Hospital Corporation (PA)
d/b/a: Berwick Hospital Center; Berwick Recovery System; Berwick Hospital Center Home Health Care; Berwick Retirement Village Nursing Home
Berwick Clinic Corp. (PA)
d/b/a: Berwick Medical Associates
Berwick Home Health Private Care, Inc. (PA)
Clinton Hospital Corporation (PA)
Coatesville Hospital Corporation (PA)
d/b/a Brandywine Hospital; Brandywine Health System, Brandywine School of Nursing
BH Trans Corporation (PA)
d/b/a Medic 93; Sky Flightcare
Northampton Hospital Corporation (PA)
Northampton Physician Services Corp. (PA)
West Grove Hospital Corporation (PA)
Lancaster Hospital Corporation (DE)
d/b/a: Springs Memorial Hospital; Lancaster Recovery Center; Springs Healthcare; Rock Hill Rehabilitation; Lancaster Rehabilitation; Springs Business Health Services; Hospice of Lancaster; Springs Wound Treatment Center; Kershaw Family Medicine Center; Home Care of Lancaster
Lancaster Imaging Center, LLC (Lancaster Hospital Corporation 51%; Mark Langdon, M.D. 49%)
Lancaster Clinic Corp. (SC)
d/b/a: Lancaster Pediatrics; Springs Healthcare; Lancaster Urgent Care Clinic
Chesterfield Clinic Corp. (SC)
d/b/a: Palmetto Pediatrics; Cheraw Medical Associates, and Reynolds Family Medicine
Marlboro Clinic Corp. (SC)
d/b/a: Pee Dee Clinics; Carolina Cardiology Associates; Marlboro Pediatrics and Allergy
Polk Medical Services, Inc. (TN)
East Tennessee Health Systems, Inc. (TN)
d/b/a: Scott County Hospital
Scott County Medical Clinic, Inc. (TN)
d/b/a: Scott County Medical Clinic; Oak Grove Primary Care
Sparta Hospital Corporation (TN)
d/b/a: White County Community Hospital
White County Physician Services, Inc. (TN)
d/b/a: White County Medical Associates
Lakeway Hospital Corporation (TN)(4)
Hospital of Morristown, Inc. (TN)
d/b/a: Lakeway Regional Hospital; Morristown Professional Building
Morristown Surgery Center, LLC (TN)
Lakeway Primary Care, Inc. (TN)
d/b/a: Lakeway Primary Care Clinic
Morristown Clinic Corp. (TN)

d/b/a: East Tennessee Ob-Gyn
East Tennessee Clinic Corp. (TN)
Lakeway Clinic Corp. (TN)
d/b/a: Women's Imaging Centre
Bean Station Medical Center, LLC (TN)(5)
d/b/a: Bean Station Family Medical Clinic
Morristown Professional Centers, Inc. (TN)
Senior Circle Association (TN)
Highland Health Systems, Inc. (TX)
d/b/a: Highland Medical Center
Highland Medical Outreach Clinics (TX CNHO)
Highland Health Care Clinic, Inc. (TX)
Big Spring Hospital Corporation (TX)
d/b/a: Scenic Mountain Medical Center; Scenic Mountain Home Health; Scenic Mountain Medical Center Skilled Nursing Facility; Scenic Mountain Medical Center Psychiatric Unit
Scenic Managed Services, Inc. (TX)
Granbury Hospital Corporation (TX)
d/b/a: Lake Granbury Medical Center; Hood Medical Group, Inc. (TX CNHO)
d/b/a: Brazos Medical and Surgical Clinic
Hood Medical Services, Inc. (TX)
Big Bend Hospital Corporation (TX)
d/b/a: Big Bend Regional Medical Center; Big Bend Regional Medical Center Home Health Agency; Alpine Rural Health Clinic; Presidio Rural Health Clinic; Marfa Rural Health Clinic
Cleveland Clinic Corp. (TX)
d/b/a: New Caney Clinic
Jourdanton Hospital Corporation (TX)
Tooele Hospital Corporation (UT)
d/b/a: Tooele Valley Regional Medical Center; Tooele Valley Nursing Home; Tooele Valley Home Health Agency; Tooele Valley Private Home Care; Tooele Valley Ambulance Service; Peak Physical Therapy and Wellness Center of Tooele Valley
Tooele Clinic Corp. (UT)
Russell County Medical Center, Inc. (VA)
d/b/a: Riverside Community Medical Clinic; Hansonville Medical Clinic
Russell County Clinic Corp. (VA)
Emporia Clinic Corp. (VA)
d/b/a: Gasburg Family Health Care
Emporia Hospital Corporation (VA)
d/b/a: Greensville Memorial Hospital
Franklin Hospital Corporation (VA)
d/b/a: Southampton Memorial Hospital; New Outlook; Southampton Memorial Hospice; Southampton Memorial Home Health Agency; Southampton Memorial Hospital Skilled Nursing Facility; Southampton Primary Care; Southampton Surgical Group
Oak Hill Hospital Corporation (WV)
Evanston Clinic Corp. (WY)
Evanston Hospital Corporation (WY)
d/b/a: Evanston Regional Hospital; Evanston Regional Hospital Home Care; Evanston Dialysis Center; Uinta Family Practice; Bridger Valley Family Practice; Evanston Regional Hospice; Bridger Valley Physical Therapy

Hallmark Holdings Corp. (NY)
National Healthcare of Mt. Vernon, Inc. (DE)
d/b/a: Crossroads Community Hospital; Crossroads Community Home Health Agency; Crossroads Healthcare Center Jourdanton Hospital Corporation (TX)
Hallmark Healthcare Management Corporation (DE)
Poplar Bluff Management, Inc. (DE)
National Healthcare of Hartselle, Inc. (DE)
d/b/a: Hartselle Medical Center
National Healthcare of Decatur, Inc. (DE)
d/b/a: Parkway Medical Center
Parkway Medical Clinic, Inc. (AL)
Cullman Hospital Corporation (AL)(6)
National Healthcare of Cullman, Inc. (DE)
d/b/a: Woodland Medical Center
Cullman County Medical Clinic, Inc. (AL)
National Healthcare of Newport, Inc. (DE)
d/b/a: Harris Hospital; Harris Hospital Home Health Agency; Nightingale Home Health Agency; Tuckerman Health Clinic
Harris Managed Services, Inc. (AR)
Jackson County PHO, Inc. (AR)
National Healthcare of Pocahontas, Inc. (AR)
d/b/a: Randolph County Medical Center
National Healthcare of Holmes County, Inc. (FL)
Holmes County Clinic Corp. (FL)
d/b/a: Holmes Valley Medical Clinic
Hallmark Healthcare Management Corporation (DE)
Health Care of Berrien County, Inc. (GA)
d/b/a: Berrien County Hospital; Georgia Home Health Services
Berrien Nursing Center, Inc. (GA)
d/b/a: Berrien Nursing Center
Berrien Clinic Corp. (GA)
d/b/a Alapaha Medical Clinic
Crossroads Physician Corp. (IL)
National Healthcare of Leesville, Inc. (DE)
d/b/a: Byrd Regional Hospital
Byrd Medical Clinic, Inc. (LA)
d/b/a: Byrd Regional Health Centers
Sabine Medical Center, Inc. (AR)
d/b/a: Sabine Medical Center
Sabine Medical Clinic, Inc. (LA)
Cleveland Hospital Corporation (TN)(7)
National Healthcare of Cleveland, Inc. (DE)
d/b/a: Cleveland Community Hospital; Pine Ridge Treatment Center
Family Home Care, Inc. (TN)
Cleveland PHO, Inc. (TN)
Cleveland Medical Clinic, Inc. (TN)
d/b/a: Physicians Plus; Westside Family Physicians; Cleveland Medical Group; Westside Surgical Associates; Westside Internal Medicine
NHCI of Hillsboro, Inc. (TX)
d/b/a: Hill Regional Hospital; Hill Regional Medical Clinic of Whitney
Hill Regional Clinic Corp. (TX)

INACTCO, Inc. (DE)
National Healthcare of England Arkansas, Inc. (DE)
Healthcare of Forsyth County, Inc. (GA)
Subsidiaries not included on this list, considered in the aggregate as a single subsidiary, would not constitute a significant subsidiary, as such term is defined by Rule 1-02(w) of Regulation S-X.

++
Community LP Corp. owns 99.5% and Community GP Corp. Owns .5%.

(1)
Bullhead City Hospital Corporation owns 51%

(2)
The Company owns 91.57%.

(3)
North Okaloosa Medical Corp. owns 34.5%

(4)
The Company owns 98.37%.

(5)
The Company owns 50%.

(6)
The Company owns 80.81%.

(7)
The Company owns 84.59%.

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Exhibit 21 LIST OF SUBSIDIARIES OF COMMUNITY HEALTH SYSTEMS, INC. AS OF March 20, 2002